UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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Service Corporation International

(Name of Registrant as Specified In Its Charter)

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on 05/14/08. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The following materials are available for view: Proxy Statement and Annual Report on Form 10-K To view this material, have the 12-digit Control #(s) available and visit: www.proxyvote.com If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before 04/30/08. To request material: Internet: www.proxyvote.com Telephone: 1-800-579-1639 **Email: sendmaterial@proxyvote.com **If requesting material by e-mail please send a blank e-mail with the 12-digit Control# (located on the following page) in the subject line. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor. SERVICE CORPORATION INTERNATIONAL Vote In Person At the Meeting you will need to request a ballot to vote these shares. SERVICE CORPORATION INTERNATIONAL ATTN: INVESTOR RELATIONS 1929 ALLEN PARKWAY HOUSTON, TX 77019 Vote By Internet To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions. R1SCI1

Meeting Location The Annual Meeting of SCI shareholders as of 03/17/08 is to be held on 05/14/08 at 9:00 A.M. at: Newmark Group Auditorium American Funeral Service Training Center 415 Barren Springs Drive Houston ,TX 77090 Directions from Downtown Houston: Take I-45 North Take exit #64/Richey Road onto I-45 feeder Make a U-Turn on I-45 feeder Turn Right on Barren Springs Drive Arrive at 415 Barren Springs Drive, on the left R1SCI2

Voting items 1. ELECTION OF DIRECTORS. (The Board recommends a vote FOR all of the nominees). Nominees: 01) Thomas L. Ryan 02) Malcolm Gillis 03) Clifton H. Morris, Jr. 04) W. Blair Waltrip 2. Approval of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal 2008. (The Board recommends a vote FOR this proposal). R1SCI3

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